Exhibit 25.2

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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                  CORPORATION DESIGNATED TO ACT AS TRUSTEE

                    CHECK IF AN APPLICATION TO DETERMINE
                    ELIGIBILITY OF A TRUSTEE PURSUANT TO
                    SECTION 305(b)(2)           ---|__|



                              THE BANK OF NEW YORK
                (Exact name of trustee as specified in its charter)

New York                                                  13-5160382
(State of incorporation                                   (I.R.S. employer
if not a U.S. national bank)                              identification no.)

One Wall Street, New York, N.Y.                                        10286
(Address of principal executive offices)                            (Zip code)


                              UNION CARBIDE CORPORATION
                 (Exact name of obligor as specified in its charter)


New York                                                            13-1421730
(State or other jurisdiction of                               (I.R.S. employer
incorporation or organization)                             identification no.)

39 Old Ridgebury Road
Danbury, Connecticut                                                 06817-0001
(Address of principal executive offices)                              (Zip code)

                              _____________

                               Debt Securities
                     (Title of the indenture securities)

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1.  General information.  Furnish the following information as to the Trustee:

  (a) Name and address of each examining or supervising authority to which it is subject.

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                  Name                                        Address
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   Superintendent of Banks of the State of        2 Rector Street, New York,
   New York                                       N.Y.  10006, and Albany, N.Y.
                                                  12203

   Federal Reserve Bank of New York               33 Liberty Plaza, New York,
                                                  N.Y.  10045

   Federal Deposit Insurance Corporation          Washington, D.C.  20429

   New York Clearing House Association            New York, New York   10005

   (b)  Whether it is authorized to exercise corporate trust powers.

          Yes.

2.  Affiliations with Obligor.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     None.

16.  List of Exhibits.

     Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

    1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

    4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

    6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement
          No. 33-44051.)

    7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

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                                   SIGNATURE



          Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 26th day of April, 1999.


                                        THE BANK OF NEW YORK



                                    By:       /s/  REMO J. REALE
                                          Name:    REMO J. REALE
                                       Title:      ASSISTANT VICE PRESIDENT


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                                 Exhibit 7
                    Consolidated Report of Condition of
                           THE BANK OF NEW YORK
                  of One Wall Street, New York, N.Y. 10286
                   And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business December 31, 1998, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.
ASSETS                                             Dollar Amounts in Thousands
Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin                 $3,951,273
Interest-bearing balances                                           4,134,162
Securities:
Held-to-maturity securities                                            932,468
Available-for-sale securities                                        4,279,246
Federal funds sold and Securities purchased under agreements to
resell                                                               3,161,626

Loans and lease financing receivables:
Loans and leases, net of unearned income        37,861,802
LESS: Allowance for loan and lease losses          619,791
LESS: Allocated transfer risk reserve                3,572
Loans and leases, net of unearned income, allowance, and reserve    37,238,439
Trading Assets                                                       1,551,556
Premises and fixed assets (including capitalized leases)               684,181
Other real estate owned                                                 10,404
Investments in unconsolidated subsidiaries and associated companies    196,032
Customers' liability to this bank on acceptances outstanding           895,160
Intangible assets                                                    1,127,375
Other assets                                                         1,915,742
Total assets                                                       $60,077,664
LIABILITIES
Deposits:
In domestic offices                    $27,020,578
Noninterest-bearing                    11,271,304
Interest-bearing                       15,749,274
In foreign offices, Edge and Agreement subsidiaries, and IBFs       17,197,743
Noninterest-bearing                   103,007
Interest-bearing                   17,094,736
Federal funds purchased and Securities sold under agreements to
repurchase                                                           1,761,170
Demand notes issued to the U.S.Treasury                                125,423
Trading liabilities                                                  1,625,632
Other borrowed money:
With remaining maturity of one year or less                          1,903,700
With remaining maturity of more than one year through three years            0
With remaining maturity of more than three years                        31,639
Bank's liability on acceptances executed and outstanding               900,390
Subordinated notes and debentures                                    1,308,000
Other liabilities                                                    2,708,852
Total liabilities                                                   54,583,127
EQUITY CAPITAL
Common stock                                                         1,135,284
Surplus                                                                764,443
Undivided profits and capital reserves                               3,542,168
Net unrealized holding gains (losses) on available-for-sale securities  82,367
Cumulative foreign currency translation adjustments            (       29,725)
Total equity capital                                                 5,494,537
Total liabilities and equity capital                               $60,077,664
          I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.
                                                  Thomas J. Mastro
          We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

                                                  Directors
Thomas A. Reyni
Gerald L. Hassell
Alan R. Griffith

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